SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                November 25, 2000

                 RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.
           (Exact name of the registrant as specified in its charter)

                           2-99554, 33-9518, 33-10349
                          33-20826, 33-26683, 33-31592
                          33-35340, 33-40243, 33-44591
                          33-49296, 33-49689, 33-52603,
                         33-54227, 333-4846, 333-39665,
                                    333-57481
                            (Commission File Number)

  Delaware                          333-72493              75-2006294

(State or other                                          (I.R.S Employee
jurisdiction of                                         Identification No.)
incorporation)

8400 Normandale Lake Boulevard                                   55437
Minneapolis, Minnesota                                         (Zip Code)
(Address of Principal
Executive Offices)

Registrant's telephone number, including area code:
(612) 832-7000


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Item 5.  Other Events

See the respective monthly reports, each reflecting the required information for the November, 2000 distribution to holders of the following series of Conduit Mortgage Pass-Through Certificates.

Master Serviced by Residential Funding Corporation

1987-S1 RFM1 1987-S5 RFM1 1989-S1 RFM1  1989-SW1A  RFM1  1989-SW1B RFM1 1989-SW2
RFM1 1990-3A RFM1  1990-3B  RFM1  1990-S14  RFM1  1991-21A  RFM1  1991-21B  RFM1
1991-25A RFM1 1991-4 RFM1 1991-R14 RFM1 1991-R9 RFM1 1992-S11 RFM1 1992-S16 RFM1
1992-S18  RFM1 1992-S2 RFM1  1992-S20  RFM1 1992-S21 RFM1 1992-S22 RFM1 1992-S24
RFM1  1992-S25  RFM1  1992-S27  RFM1  1992-S28  RFM1 1992-S29 RFM1 1992-S30 RFM1
1992-S31  RFM1  1992-S32 RFM1 1992-S33 RFM1 1992-S34 RFM1 1992-S35 RFM1 1992-S36
RFM1 1992-S37 RFM1 1992-S38 RFM1 1992-S39 RFM1


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1992-S41  RFM1  1992-S42  RFM1  1992-S43 RFM1 1992-S44 RFM1 1992-S6 RFM1 1992-S8
RFM1  1992-S9  RFM1  1993-MZ1  RFM1  1993-MZ2  RFM1  1993-MZ3  RFM1 1993-S1 RFM1
1993-S10  RFM1  1993-S11 RFM1 1993-S12 RFM1 1993-S13 RFM1 1993-S14 RFM1 1993-S15
RFM1  1993-S16  RFM1  1993-S17  RFM1  1993-S18  RFM1 1993-S2 RFM1  1993-S20 RFM1
1993-S21  RFM1  1993-S22 RFM1 1993-S23 RFM1 1993-S24 RFM1 1993-S25 RFM1 1993-S26
RFM1  1993-S27  RFM1  1993-S28  RFM1  1993-S29  RFM1 1993-S3 RFM1  1993-S30 RFM1
1993-S31  RFM1  1993-S32 RFM1 1993-S33 RFM1 1993-S34 RFM1 1993-S35 RFM1 1993-S36
RFM1  1993-S37  RFM1  1993-S38  RFM1  1993-S39  RFM1 1993-S4 RFM1  1993-S40 RFM1
1993-S41 RFM1


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1993-S42  RFM1  1993-S43 RFM1 1993-S44 RFM1 1993-S45 RFM1 1993-S46 RFM1 1993-S47
RFM1  1993-S48 RFM1 1993-S49 RFM1 1993-S6 RFM1 1993-S7 RFM1 1993-S8 RFM1 1993-S9
RFM1  1994-MZ1  RFM1  1994-RS4  RFM1 1994-S1 RFM1  1994-S10  RFM1  1994-S11 RFM1
1994-S12  RFM1  1994-S13 RFM1 1994-S14 RFM1 1994-S15 RFM1 1994-S16 RFM1 1994-S17
RFM1 1994-S18 RFM1 1994-S19 RFM1 1994-S2 RFM1 1994-S20 RFM1 1994-S3 RFM1 1994-S5
RFM1 1994-S6 RFM1 1994-S7 RFM1 1994-S8 RFM1 1994-S9 RFM1  1995-R20  RFM1 1995-R5
RFM1 1995-S1 RFM1  1995-S10  RFM1  1995-S11  RFM1  1995-S12  RFM1  1995-S13 RFM1
1995-S14 RFM1 1995-S15 RFM1 1995-S16 RFM1 1995-S17 RFM1 1995-S18 RFM1


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1995-S19  RFM1 1995-S2 RFM1 1995-S21 RFM1 1995-S3 RFM1 1995-S4 RFM1 1995-S6 RFM1
1995-S7 RFM1 1995-S8 RFM1 1995-S9 RFM1 1996-S1 RFM1  1996-S10 RFM1 1996-S11 RFM1
1996-S12  RFM1  1996-S13 RFM1 1996-S14 RFM1 1996-S15 RFM1 1996-S16 RFM1 1996-S17
RFM1  1996-S18  RFM1  1996-S19  RFM1 1996-S2 RFM1  1996-S20  RFM1  1996-S21 RFM1
1996-S22  RFM1  1996-S23  RFM1  1996-S24 RFM1 1996-S25 RFM1 1996-S3 RFM1 1996-S4
RFM1  1996-S5  RFM1  1996-S6 RFM1 1996-S7 RFM1 1996-S8 RFM1 1996-S9 RFM1 1996-S9
RFM1 1997-S1 RFM1 1997-S10  RFM1  1997-S11  RFM1 1997-S12 RFM1  1997-S12RIIIRFM1
1997-S13 RFM1 1997-S14 RFM1 1997-S15 RFM1 1997-S16 RFM1 1997-S17 RFM1


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1997-S18  RFM1  1997-S19  RFM1 1997-S2 RFM1  1997-S20 RFM1 1997-S21 RFM1 1997-S3
RFM1  1997-S4  RFM1  1997-S5 RFM1 1997-S6 RFM1 1997-S7 RFM1 1997-S8 RFM1 1997-S9
RFM1  1998-NS1  RFM1  1998-NS2  RFM1 1998-S1 RFM1  1998-S10  RFM1  1998-S12 RFM1
1998-S13  RFM1  1998-S14 RFM1 1998-S15 RFM1 1998-S16 RFM1 1998-S17 RFM1 1998-S18
RFM1  1998-S19  RFM1 1998-S2 RFM1  1998-S20  RFM1  1998-S21  RFM1  1998-S22 RFM1
1998-S23  RFM1  1998-S24 RFM1 1998-S25 RFM1 1998-S26 RFM1 1998-S27 RFM1 1998-S28
RFM1 1998-S29 RFM1 1998-S3 RFM1 1998-S30 RFM1 1998-S31 RFM1 1998-S4 RFM1 1998-S5
RFM1 1998-S6 RFM1 1998-S7 RFM1 1998-S8 RFM1 1998-S9 RFM1 1999-S1 RFM1


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1999-S10  RFM1  1999-S11 RFM1 1999-S12 RFM1 1999-S13 RFM1 1999-S14 RFM1 1999-S15
RFM1  1999-S16  RFM1  1999-S17  RFM1  1999-S18  RFM1  1999-S19 RFM1 1999-S2 RFM1
1999-S20  RFM1  1999-S21 RFM1 1999-S22 RFM1 1999-S23 RFM1 1999-S24 RFM1 1999-S25
RFM1  1999-S3  RFM1  1999-S4 RFM1 1999-S5 RFM1 1999-S6 RFM1 1999-S7 RFM1 1999-S8
RFM1 1999-S9 RFM1  2000-S1  RFM1  2000-S10  RFM1  2000-S11  RFM1  2000-S12  RFM1
2000-S13  RFM1  2000-S2 RFM1 2000-S3 RFM1 2000-S4 RFM1 2000-S5 RFM1 2000-S6 RFM1
2000-S7 RFM1 2000-S8 RFM1 2000-S9 RFM1


Item 7.  Financial Statements and Exhibits



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(a)  See attached monthly reports



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed onits behalf by the undersigned thereunto duly authorized.

RESIDENTIAL FUNDING MORTGAGE
SECURITIES I, INC.

By:    /s/Davee Olson
Name:  Davee Olson
Title: Chief Financial Officer
Dated: November 25, 2000





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